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                                                                    EXHIBIT 10.5

                          SOMAXON PHARMACEUTICALS, INC.
                        2005 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                     PURPOSE

      The purposes of this Somaxon Pharmaceuticals, Inc. 2005 Employee Stock Purchase Plan (the "PLAN") are to assist Eligible Employees of Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY") and its Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries.

      All share numbers set forth in this Plan give effect to the reverse stock split implemented by the Company in connection with its initial public offering.

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

      2.1 "ADMINISTRATOR" means the entity that conducts the general administration of the Plan as provided herein. The term "ADMINISTRATOR" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Article 3.

      2.2 "BOARD" shall mean the Board of Directors of the Company.

      2.3 "CHANGE IN CONTROL" means and includes each of the following:

            (a) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("VOTING SECURITIES") of the Company that represent 50% or more of the combined voting power of the Company's then outstanding voting securities, other than:

                  (i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

                  (ii) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company,

                  (iii) an acquisition of voting securities pursuant to a transaction described in subsection (b) below that would not be a Change in Control under subsection (b), or

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                  (iv) an acquisition of voting securities pursuant to the
      Company's initial public offering of the Stock;

         Notwithstanding the foregoing, the following event shall not constitute an "acquisition" by any person or group for purposes of this Section 2.3: an acquisition of the Company's securities by the Company which causes the Company's voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

            (b) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or
(z) the acquisition of assets or stock of another entity, in each case other than a transaction:

                  (i) which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "SUCCESSOR ENTITY") directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

                  (ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this paragraph (ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

            (c) the Company's stockholders approve a liquidation or dissolution of the Company.

         For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company's stockholders, and for purposes of subsection (b) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company's stockholders.

         The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

      2.4 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

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      2.5 "COMMITTEE" means the committee of the Board described in Article 3.

      2.6 "COMPANY" shall mean Somaxon Pharmaceuticals, Inc., a Delaware corporation.

      2.7 "COMPENSATION" of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments.

      2.8 "DESIGNATED SUBSIDIARY" shall mean any Subsidiary designated by the Administrator in accordance with Section 3.3(ii).

      2.9 "ELIGIBLE EMPLOYEE" shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty hours per week; and (iii) whose customary employment is for more than five months in any calendar year; provided, however, that the Administrator may provide in an Offering Document that (x) Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code, and/or (y) Employees who have not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), shall not be eligible to participate in an Offering Period. For purposes of clause (i) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2).

      2.10 "EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary.

      2.11 "ENROLLMENT DATE" shall mean the first day of each Offering Period.

      2.12 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      2.13 "FAIR MARKET VALUE" shall mean, as of any date, the value of Stock determined as follows:

         (a) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for the last Trading Day prior to the date of determination for which a closing sales price was reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

         (b) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

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         (c) In the absence of an established market for the Stock, the Fair
Market Value thereof shall be determined in good faith by the Administrator.

      2.14 "OFFERING DOCUMENT" shall have the meaning given to such term in
Section 5.1.

      2.15 "OFFERING PERIOD" shall mean each Offering Period designated by the Administrator in the applicable Offering Document pursuant to Section 5.1.

      2.16 "PARENT" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2.17 "PARTICIPANT" means any Eligible Employee who has executed a participation agreement and been granted rights to purchase Stock pursuant to the Plan.

      2.18 "PLAN" shall mean this Somaxon Pharmaceuticals, Inc. 2005 Employee Stock Purchase Plan, as it may be amended from time to time.

      2.19 "PURCHASE DATE" shall mean the last day of each Purchase Period.

      2.20 "PURCHASE PERIOD" shall mean each Purchase Period designated by the Administrator in the applicable Offering Document pursuant to Section 5.1. A new Purchase Period will begin on the day immediately following a Purchase Date.

      2.21 "PURCHASE PRICE" shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a share of Stock on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a share of Stock on the Enrollment Date or on the Purchase Date, whichever is lower); provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article 9; provided, further, that the Purchase Price shall not be less than the par value of a share of Stock.

      2.22 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

      2.23 "STOCK" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 9.

      2.24 "SUBSIDIARY" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2.25 "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

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                                  ARTICLE III

                                 ADMINISTRATION

      3.1 Administrator. The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the "COMMITTEE"), which Committee shall consist solely of two or more members of the Board each of whom is a "non-employee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act and which Committee is otherwise constituted to comply with applicable law. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

      3.2 Action by the Administrator. A majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and, subject to applicable law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      3.3 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

            (ii) To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

            (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iv) To amend the Plan as provided in Article 10.

            (v) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

      3.4 Decisions Binding. The Administrator's interpretation of the Plan, any rights granted pursuant to the Plan, any participation agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

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                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

      4.1 Number of Shares. Subject to Article 9, the aggregate number of shares of Stock which may be issued pursuant to rights granted under the Plan shall be 300,000 shares. In addition to the foregoing, subject to Article 9, commencing on January 1, 2007, and on each January 1 thereafter during the term of the Plan, the number of shares of Stock which shall be made available for sale under the Plan shall be increased by that number of shares of Stock equal to the least of (a) 1% of the Company's outstanding shares on such date, (b) 300,000 shares, or (c) a lesser amount determined by the Board. Accordingly, the number of shares of Stock which shall be available for sale under the Plan shall be subject to increase under the preceding sentence only on January 1, 2007 and on each subsequent January 1 through and including January 1, 2015. If any right granted under the Plan shall for any reason terminate without having been exercised, the Stock not purchased under such right shall again become available for the Plan. Notwithstanding anything in this Section 4.1 to the contrary, the number of shares of Stock that may be issued or transferred pursuant to rights granted under the Plan shall not exceed an aggregate of [_______] shares, subject to Article 9.

      4.2 Stock Distributed. Any Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

                                   ARTICLE V

              OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

      5.1 Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Stock of the Company under the Plan to Eligible Employees during one or more periods (each, an "OFFERING PERIOD") selected by the Administrator commencing on such dates (each, an "ENROLLMENT DATE") selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an "OFFERING DOCUMENT" adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The Administrator shall establish in each Offering Document one or more dates during an Offering Period (the "PURCHASE DATE(S)") on which rights granted under the Plan shall be exercised and purchases of Stock carried out during such Offering Period in accordance with such Offering Document and the Plan. The provisions of separate Offering Periods under the Plan need not be identical.

      5.2 Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

            (i) the length of the Offering Period, which period shall not exceed twenty-seven months;

            (ii) the Enrollment Date for such Offering Period;

            (iii) the Purchase Date(s) during such Offering Period;

            (iv) the maximum number of shares that may be purchased by any Eligible Employee during such Offering Period;

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            (v) in connection with each Offering Period that contains more than one Purchase Date, the maximum aggregate number of shares which may be purchased by any Eligible Employee on any given Purchase Date during the Offering Period; and

            (vi) such other provisions as the Administrator determines are appropriate, subject to the Plan.

                                   ARTICLE VI

                                  PARTICIPATION

      6.1 Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article 6 and the limitations imposed by Section 423(b) of the Code.

      6.2 Enrollment in Plan. Except as otherwise set forth in an Offering Document, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a participation agreement to the Company prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document), in such form as the Administrator provides. Each such agreement shall designate a whole percentage of such Eligible Employee's Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. An Eligible Employee may designate any whole percentage of Compensation which is not less than 1% and not more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 20% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company. A Participant may change the percentage of Compensation designated in his or her participation agreement, subject to the limits of this Section 6.2, or may suspend his or her payroll deductions, or may resume payroll deductions pursuant to a new participation agreement, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period and/or Purchase Period in the applicable Offering Document. Any such change, suspension or resumption of payroll deductions shall be effective with the first full payroll period following five business days after the Company's receipt of the new participation agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions, such Participant's cumulative payroll deductions prior to the suspension shall remain in his or her account and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article 8. Except as otherwise set forth in an Offering Document, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

      6.3 Payroll Deductions. Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article 9.

      6.4 Effect of Enrollment. A Participant's completion of a participation agreement will enroll such Participant in the Plan for each successive Purchase Period and each subsequent Offering Period on the terms contained therein until the Participant either submits a new participation agreement, withdraws from participation under the Plan as provided in Article 8 or otherwise becomes ineligible to participate in the Plan.

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      6.5 Limitation on Purchase of Stock. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under "employee stock purchase plans" of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

      6.6 Decrease of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6.5, a Participant's payroll deductions may be suspended by the Administrator at any time during an Offering Period.

                                  ARTICLE VII

                          GRANT AND EXERCISE OF RIGHTS

      7.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of shares of Stock specified under Section 5.2(iv) and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of shares of the Company's Stock as is determined by dividing (a) such Participant's payroll deductions accumulated prior to such Purchase Date and retained in the Participant's account as of the Purchase Date, by (b) the applicable Purchase Price. The right shall expire on the last day of the Offering Period.

      7.2 Exercise of Rights. On each Purchase Date, each Participant's accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole shares of Stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each Participant's account after the purchase of shares on each Purchase Date shall be distributed in full to the Participant after such Purchase Date.

      7.3 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of shares of Stock with respect to which rights are to be exercised may exceed (i) the number of shares of Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Stock available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Stock are to be exercised pursuant to this Article 7 on such Purchase Date, and shall either (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to
Article 10. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant which has not been applied to the purchase of shares of stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

      7.4 Withholding. At the time a Participant's rights under the Plan are exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the Participant must

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make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the right or the disposition of the Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Stock by the Participant.

      7.5 Conditions to Issuance of Stock. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

         (e) The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

                                  ARTICLE VIII

              WITHDRAWAL; TERMINATION OF EMPLOYMENT OR ELIGIBILITY

      8.1 Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator. All of the Participant's payroll deductions credited to his or her account during the Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant's rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers to the Company a new participation agreement.

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      8.2 Future Participation. A Participant's withdrawal from an Offering
Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

      8.3 Cessation of Eligibility. Upon a Participant's ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article 8 and the payroll deductions credited to such Participant's account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under 13.4, as soon as reasonably practicable and such Participant's rights for the Offering Period shall be automatically terminated.

                                   ARTICLE IX

                        ADJUSTMENTS UPON CHANGES IN STOCK

      9.1 Changes in Capitalization. Subject to Section 9.3, in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares of Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 5.2 on the maximum number of shares of Stock that may be purchased); (ii) the class(es) and number of shares and price per share of Stock subject to outstanding rights; and (iii) the Purchase Price with respect to any outstanding rights.

      9.2 Other Adjustments. Subject to Section 9.3, in the event of any transaction or event described in Section 9.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:

         (a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

         (b) To provide that the outstanding rights under the Plan be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

         (c) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights which may be granted in the future;

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         (d) To provide that Participants' accumulated payroll deductions may be used to purchase Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants' rights under the ongoing Offering Period(s) terminated; and

         (e) To provide that all outstanding rights shall terminate without being exercised.

      9.3 No Adjustment Under Certain Circumstances. No adjustment or action described in this Article 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

      9.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

                                   ARTICLE X

                     AMENDMENT, MODIFICATION AND TERMINATION

      10.1 Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan to:
(a) change the aggregate number of shares that may be sold pursuant to rights under the Plan under Section 4.1 (other than any adjustment as provided by Article 9); (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (c) change the Plan in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

      10.2 Rights Previously Granted. Except as provided in Article 9 or this
Article 10, no termination, amendment or modification may make any change in any right theretofore granted which adversely affects the rights of any Participant without the consent of such Participant, provided that an Offering Period may be terminated, amended or modified by the Administrator if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders.

      10.3 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

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                                   ARTICLE XI

                                  TERM OF PLAN

      The Plan shall be effective on the date the Plan is first adopted by the Board (the "EFFECTIVE DATE"). The effectiveness of the Plan shall be subject to approval of the Plan by the stockholders of the Company in accordance with this
Article 11. The Plan shall be in effect until the tenth anniversary of the Effective Date, unless sooner terminated under Article 10. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within twelve months after the Effective Date. No right may be granted under the Plan prior to such stockholder approval.

                                  ARTICLE XII

                                  MISCELLANEOUS

      12.1 Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant's interest in the Plan, the Participant's rights under the Plan or any rights thereunder.

      12.2 Rights as a Stockholder. With respect to shares of Stock subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant's rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

      12.3 Interest. No interest shall accrue on the payroll deductions or lump sum contributions of a Participant under the Plan.

      12.4 Designation of Beneficiary.

         (a) A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to a Purchase Date on which the Participant's rights are exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the Participant's rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant's spouse.

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         (b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      12.5 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      12.6 Equal Rights and Privileges. All Eligible Employees of the Company or any Designated Subsidiary will have equal rights and privileges under this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

      12.7 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      12.8 Reports. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      12.9 No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or to affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

      12.10 Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of stock purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one year after the Purchase Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

      12.11 Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.

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